SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: July 14, 1998
                      (Date of Earliest Event Reported)

                      MACE SECURITY INTERNATIONAL, INC.
          (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                      (IRS Employer Identification No.)

                160 Benmont Avenue, Bennington, Vermont 05201
                   (Address of Principal Executive Offices)

                               (802) 447-1503
                       (Registrant's Telephone Number)

Item 1                     Not Applicable.

Item 2

         On July 14, 1998, the Mace Security International, Inc. (the "Company") consummated the sale of substantially all of the assets of its Law Enforcement division to Armor Holdings, Inc., ("AHI"), a NASDAQ listed company (symbol ABE) with principal executive offices at 13386 International Parkway, Jacksonville, Florida, 32218, and its wholly owned subsidiary, Federal Laboratories, Inc.


         Pursuant to the terms of the April 2, 1998 Purchase Agreement executed by the Company with AHI and its subsidiary ("Purchase Agreement"), the Company sold to AHI all of the inventory, fixed assets and intangibles of its Law Enforcement division. AHI also received a 99 year paid-up license (the "License Agreement") to exploit the Mace(R) brand and other related trademarks in the law enforcement market only, which consists of, generally, law enforcement, military, correctional and certain governmental agencies. The assets of the Law Enforcement division constitute a substantial part of the Company's assets.

         The purchase price for the fixed assets and intangibles was the book value as of December 31, 1997 ($3,117,325) plus an additional amount of $200,000, which the Company anticipates spending to transport the assets to AHI. The purchase price for inventory was the book value thereof at the date of Closing ($1,868,416). AHI also paid $650,000 for the non-refundable, fully paid License Agreement. The Company retained its cash and accounts receivable from the Law Enforcement division.The amount of the receivables as of the closing date was $1,361,109. AHI has agreed to collect such receivables on behalf of the Company and forward all collections to the Company.

         The purchase price was paid in cash at the closing. The transaction will not result in any material tax implications resulting from the transaction.

         The Company will also receive a commission percentage equal to 25% of gross profit generated by AHI on all acceptable purchase orders placed but not filled prior to closing.


         In connection with the transaction, the Company also issued to AHI warrants to purchase 300,000 shares of Common Stock with a term of three years and an exercise price equal to $1.25 per share. The Company is obligated to register the shares underlying the warrants within six months of the closing.


         The Company deposited $600,000 of the purchase price into an escrow account,which will be available to AHI in the event AHI is entitled to indemnification pursuant to the Purchase Agreement. Generally, the escrow fund will be in place one year, subject to extension in the event of claims made. Notwithstanding the foregoing, no escrow funds will be released by AHI until the Company has registered the shares underlying the warrants granted to AHI.


         There are no material relationship between the Registrant and AHI except that the Company and AHI are committed to continue to purchase from, and provide to, the other certain product. In addition, as a condition to the transaction, a designee of AHI shall be appointed to the six member Board of Directors of Mace Trademark Corp., a wholly owned subsidiary of the Company, formed to hold the Mace brand and related trademarks subject to the License Agreement.

Items 3-6                  Not Applicable.

Item 7                     Financial Statements and Exhibits.

                           (a)  Not Applicable.

                           (b) Pro Forma financial information.

               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



         The following unaudited pro forma condensed consolidated financial information of the Company consists of an unaudited pro forma condensed consolidated balance sheet as of March 31, 1998, an unaudited pro forma condensed consolidated statements of income for the three-month periods ended March 31, 1998, and March 31, 1997, and the year ended December 31, 1997 (collectively, the "Pro Forma Condensed Consolidated Financial Statements"). The Pro Forma Condensed Consolidated Financial Statements are provided for informational purposes only and assume the sale of substantially all of the assets of the Company's Law Enforcement division as described above. The pro forma condensed consolidated balance sheet has been prepared assuming the transaction occurred on July 14, 1998 and the pro forma condensed consolidated statements of income have been prepared assuming the transaction occurred on the first day of January 1998. The Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results that would have been reported had the sale of the Company's Law Enforcement division actually occurred on the dates specified, nor is it indicative of the Company's future results. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements and the notes thereto of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 1997, as awarded, its Quarterly Report on Form 10-QSB for the three month period ended March 31, 1998 and its Quarterly Report on Form 10-QSB/A for the three month period ended March 31, 1998 filed June 5, 1998.


                        PRO FORMA CONDENSED BALANCE SHEET


                                         March 31,
                                           1998
                                           ----
Assets
     Cash                              $ 6,760,552
     Other current assets                3,180,900
     Property and equipment              1,116,285
     Intangibles and other               1,956,946
                                       -----------
                                       $13,014,683
                                       ===========
Liabilities and Stockholder's Equity
     Current liabilities               $   867,640
     Short term portion of
       Long-term debt                      116,040
     Long-term liabilities
        Deferred income                    650,000
        Long-term debt                   1,630,427
     Stockholders' equity                9,750,576
                                       -----------
                                       $13,014,683
                                       ===========



                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS


                            MARCH 31,    MARCH 31,    DECEMBER 31,
                              1998         1997          1997
                           (3 months)   (3 months)    (12 months)
                           ----------   ----------    -----------

Net sales                  $ 669,413    $ 682,428      $2,912,964
Cost of sales                360,204      350,024       1,600,974
                           ---------    ---------      ----------
Gross profit                 309,209      332,404       1,331,990
Operating expenses           545,749      335,677       1,647,159
                           ---------    ---------      ----------
Operating loss              (236,540)      (3,273)       (335,169)
Other items                   (1,851)      (3,344)          8,448
                           ---------    ---------      ----------
Income (loss) before
  income taxes              (238,391)      (6,617)       (326,721)
Income tax expense             1,950        1,956           7,800
                           ---------    ---------      ----------
Net income (loss)          $(240,341)   $  (8,573)     $ (334,521)
                           =========    =========      ==========
Net income (loss) per
  share                         (.03)         nil            (.04)



                           (a)  Exhibits

                               2.1 Asset Purchase Agreement dated April 2,1998
                           among Mace Security International, Inc. and Armor Holdings Inc. and Federal Laboratories, Inc. (incorporated by reference to the Registrant's Form 10-KSB for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission April 15, 1998.


                               2.2 Press Release dated July 16, 1998.

Items 8-9.                 Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 28, 1998    MACE SECURITY INTERNATIONAL, INC.


                                By:/s/ Mark Capone, CFO
                                Mark Capone
                                Chief Financial Officer and Treasurer